LETTER OF TRANSMITTAL


             TO ACCOMPANY CERTIFICATE(S) FOR SHARES OF COMMON STOCK
                   OR ORDER TENDER OF UNCERTIFICATED SHARES OF


                           THE ASIA TIGERS FUND, INC.


                  TENDERED PURSUANT TO ITS OFFER TO REPURCHASE
                            DATED SEPTEMBER 24, 2004

            THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M.,
    NEW YORK CITY TIME, ON OCTOBER 15, 2004 ("REPURCHASE REQUEST DEADLINE").

                     --------------------------------------

                        THE DEPOSITARY FOR THE OFFER IS:

                                    PFPC INC.

                              DEPOSITARY ADDRESSES:

                                              BY REGISTERED, CERTIFIED
                                                 OR EXPRESS MAIL OR
         BY FIRST CLASS MAIL:                    OVERNIGHT COURIER:                          BY HAND:

               PFPC Inc.                              PFPC Inc.                   Securities Transfer & Reporting
   c/o EquiServe Trust Company, N.A.      c/o EquiServe Trust Company, N.A.               Services, Inc.
        Attn: Corporate Actions                  161 Bay State Drive             c/o EquiServe Trust Company, N.A.
            P.O. Box 859208                      Braintree, MA 02184                  Attn: Corporate Actions
       Braintree, MA 02185-9208                                                    17 Battery Place, 11th Floor
                                                                                        New York, NY 10004

---------------------------------------------------------------------------------------------------------------------------
                                             DESCRIPTION OF SHARES TENDERED
---------------------------------------------------------------------------------------------------------------------------
     Name(s) and Addresses of Registered Holder(s):                                    Shares Tendered ***
(Please Fill in, if Blank, Exactly as Name(s) Appear(s)                       (Attach Additional Signed Schedule
                  on Certificate(s))                                                      if necessary)
---------------------------------------------------------------------------------------------------------------------------

                                                                                        Total
                                                                                      Number of
                                                                                        Shares        Number     Dividend
                                                                                      Evidenced         of     Reinvestment
                                                                      Certificate         by          Shares      Shares
                                                                       Number(s)*   Certificates**   Tendered    Tendered
---------------------------------------------------------------------------------------------------------------------------

                                                                     ------------------------------------------------------

                                                                     ------------------------------------------------------

                                                                     ------------------------------------------------------
                                                                      Total Shares
                                                                        Tendered
---------------------------------------------------------------------------------------------------------------------------

    * Need not be completed by Stockholders who tender Shares by book-entry transfer.
   ** Unless otherwise indicated, it will be assumed that all Shares evidenced by any certificates delivered to the Depositary are being tendered. See Instruction 5.
  *** If the Shares being tendered are Shares held by the Transfer Agent pursuant to the Fund's dividend reinvestment plan, Stockholders should so indicate on page 3.


|_| I HAVE LOST MY  CERTIFICATE(S)  FOR SHARES OF STOCK OF  THE FUND AND REQUIRE
    ASSISTANCE WITH RESPECT TO REPLACING SUCH CERTIFICATE(S). SEE INSTRUCTION 3.

      THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE CERTIFICATES FOR SHARES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER, AND EXCEPT AS OTHERWISE PROVIDED IN INSTRUCTION 2, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. THE STOCKHOLDER HAS THE RESPONSIBILITY TO CAUSE THE LETTER OF TRANSMITTAL, CERTIFICATES AND ANY OTHER DOCUMENTS TO BE TIMELY DELIVERED.

      This Letter of Transmittal is to be used (a) if certificates for Shares (as defined below) are to be forwarded herewith, or (b) if uncertificated Shares held by the Fund's transfer agent pursuant to the Fund's dividend reinvestment plan are to be tendered, or (c) if tenders are to be made by book-entry transfer to any of the accounts maintained by the Depositary at the Depository Trust Company ("DTC" or the "Book-Entry Transfer Facility") pursuant to the procedure set forth in Section 5, "Procedure for Tendering Shares," of the Fund's Offer to Repurchase. Stockholders whose certificates are not immediately available or who cannot deliver certificates for Shares (other than uncertificated Shares held by the Fund's transfer agent pursuant to the Fund's dividend reinvestment plan) or deliver confirmation of the book-entry transfer of their Shares into the Depositary's account at the Book-Entry Transfer Facility and all other documents required hereby to the Depositary prior to 5:00 p.m., New York City time, on the Repurchase Request Deadline, October 15, 2004, may nevertheless tender their Shares according to the guaranteed delivery procedures set forth in Section 5, "Procedure for Tendering Shares," of the Fund's Offer to Repurchase. See Instruction 2 below. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

|_| CHECK HERE IF  TENDERED SHARES ARE  BEING DELIVERED  BY BOOK-ENTRY  TRANSFER
    MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:__________________________________________________

Account Number:__________________     Transaction Code Number:__________________

    If the tendered Shares are being tendered by a Nominee Holder on behalf of its customers, please state the number of customer accounts for whose benefit the tender is made:

|_| CHECK  HERE  IF  CERTIFICATES  FOR  TENDERED  SHARES   ARE  BEING  DELIVERED
    PURSUANT  TO  A  NOTICE   OF  GUARANTEED  DELIVERY  PREVIOUSLY  SENT  TO THE
    DEPOSITARY AND COMPLETE THE FOLLOWING:

    Name(s) of Registered Owner(s):_____________________________________________

    Date of Execution of Notice of Guaranteed Delivery:_________________________

    Name of Institution that Guaranteed Delivery:_______________________________

    Account Number (if delivered by book-entry transfer):_______________________

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.

                PLEASE READ THE ACCOMPANYING DOCUMENTS CAREFULLY.

Ladies and Gentlemen:

      The undersigned hereby tenders to The Asia Tigers Fund, Inc., a Maryland corporation (the "Fund"), the shares of the Fund's Common Stock, $0.001 par value per share (the "Shares") described below, upon the terms and conditions set forth in the Offer to Repurchase dated September 24, 2004, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the "Repurchase Offer"), at a purchase price equal to an amount per Share, net to the seller in cash (the "Purchase Price"), equal to 100% of the net asset value in U.S. dollars ("NAV") per Share as of the close of regular trading on the New York Stock Exchange on October 22, 2004 (the "Repurchase Pricing Date"), minus a repurchase fee (the "Repurchase Fee") equal to 2% of net asset value per Share.

      Subject to, and effective upon, acceptance of payment for the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer to Repurchase, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Fund all right, title and interest in and to all the Shares that are being tendered hereby and that are being accepted for purchase pursuant to the Offer to Repurchase (and any and all dividends, distributions, other Shares or other securities or rights issued or issuable in respect of such Shares on or after the Repurchase Request Deadline of October 15, 2004) and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and any such dividends, distributions, other Shares or securities or rights), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (a) deliver certificates for such Shares (and any such other dividends, distributions, other Shares or securities or rights) or transfer ownership of such Shares (and any such other dividends, distributions, other Shares or securities or rights), together, in either such case, with all accompanying evidences of transfer and authenticity to or upon the order of the Fund, upon receipt by the Depositary, as the undersigned's agent, of the Purchase Price, (b) present such Shares (and any such other dividends, distributions, other Shares or securities or rights) for transfer on the books of the Fund, and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any such other dividends, distributions, other Shares or securities or rights), all in accordance with the terms of the Offer to Repurchase.

      The undersigned hereby represents and warrants that: (a) the undersigned has full power and authority to tender, sell, assign and transfer the tendered Shares (and any and all dividends, distributions, other Shares or other securities or rights issued or issuable in respect of such Shares on or after the Repurchase Request Deadline of October 15, 2004); (b) when and to the extent the Fund accepts the Shares for purchase, the Fund will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, proxies, encumbrances or other obligations relating to their sale or transfer, and not subject to any adverse claim; (c) on request, the undersigned will execute and deliver any additional documents deemed by the Depositary or the Fund to be necessary or desirable to complete the sale, assignment and transfer of the tendered Shares (and any and all dividends, distributions, other Shares or securities or rights issued or issuable in respect of such Shares on or after the Repurchase Request Deadline of October 15, 2004); and (d) the undersigned has read and agreed to all of the terms of the Offer to Repurchase and this Letter of Transmittal.

      All authority conferred or agreed to be conferred in this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Shares tendered pursuant to the Offer may be withdrawn at any time prior to the Repurchase Request Deadline in accordance with Section 6, "Stockholders' Right to Withdraw Tendered Shares," of the Fund's Offer to Repurchase. After the Repurchase Request Deadline, tenders made pursuant to the Fund's Offer to Repurchase will be irrevocable.

      THE UNDERSIGNED TENDER ALL UNCERTIFICATED SHARES THAT MAY BE HELD IN THE NAME OF THE REGISTERED HOLDER(S) BY THE FUND'S TRANSFER AGENT PURSUANT TO THE FUND'S DIVIDEND REINVESTMENT PLAN.

                            _________ YES ________ NO

      Note: If you do not check either of the spaces above, uncertificated Shares, if any, held in the name of the registered holder(s) by the Fund's transfer agent pursuant to the Fund's dividend reinvestment plan will NOT be tendered.

                                    ODD LOTS
                              (SEE INSTRUCTION 13)

      This section is to be completed ONLY if Shares are being tendered by or on behalf of a person owning beneficially or of record an aggregate of not more than 99 Shares. The undersigned either (check only one box):

|_| Is the beneficial or record owner of an aggregate of not more than 99 Shares, all of which are being tendered; or

|_| Is  a broker, dealer,  commercial bank, trust company  or other nominee that
(a) is tendering for the beneficial owner(s) thereof Shares with respect to which it is the record holder, and (b) believes, based upon representations made to it by such beneficial owner(s), that each such person is the beneficial owner of an aggregate of not more than 99 Shares and is tendering all of such Shares; and, in either case, hereby represents that the above indicated information is true and correct as to the undersigned.


              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.
                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.

      The undersigned understands that the valid tender of Shares pursuant to any one of the procedures described in Section 5, "Procedure for Tendering Shares," of the Fund's Offer to Repurchase and in the Instructions hereto will constitute a binding agreement between the undersigned and the Fund upon the terms and subject to the conditions of the Offer to Repurchase.

      The undersigned recognizes that under certain circumstances set forth in the Offer to Repurchase, the Fund may not be required to purchase any of the Shares tendered hereby, or may accept for purchase, pro rata with Shares tendered by other Stockholders, fewer than all of the Shares tendered hereby.

      Unless otherwise indicated herein under "Special Payment Instructions," please return any certificates for Shares not tendered or accepted for payment (and accompanying documents, as appropriate) in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please return any certificates for Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered." In the event that either the Special Delivery Instructions or the Special Payment Instructions are completed, please return such certificates to the person or persons so indicated. The undersigned recognizes that the Fund has no obligation pursuant to the Special Payment Instructions to transfer any Shares from the name of the registered holder thereof if the Fund does not accept for payment any of the Shares so tendered. The undersigned further recognizes that the Special Payment Instructions and the Special Delivery Instructions are not applicable to Shares tendered by book-entry transfer nor to uncertificated Shares held by the Fund's transfer agent pursuant to the Fund's dividend reinvestment plan, which Shares may be tendered hereby.

-----------------------------------      -------------------------------------
   SPECIAL PAYMENT INSTRUCTIONS             SPECIAL DELIVERY INSTRUCTIONS
        (SEE INSTRUCTION 8)                      (SEE INSTRUCTION 8)

     To  be   completed  ONLY   if            To   be  completed  ONLY   if
  certificates  for   Shares   not         certificates  for   Shares   not
  tendered  or not  purchased  are         tendered or not purchased are to
  to  be  issued  in  the  name of         be  issued  in  the  name of the
  and  sent  to someone other than         undersigned, but sent to someone
  the undersigned.                         other than the undersigned or to
                                           the  undersigned  at  an address
  Issue Certificate to:                    other than that shown above.

  Name____________________________         Mail Certificate to:
               (PLEASE PRINT)
                                           Name____________________________
  Address_________________________                      (PLEASE PRINT)

                                           Address_________________________
  --------------------------------
      (CITY, STATE, ZIP CODE)
                                           --------------------------------
     Complete Payer Substitute                  (CITY, STATE, ZIP CODE)
             Form W-9

  --------------------------------
  (TAXPAYER IDENTIFICATION (SOCIAL
         SECURITY) NUMBER)

-----------------------------------      -------------------------------------

--------------------------------------------------------------------------------
                                    SIGN HERE
          (IMPORTANT: COMPLETE AND SIGN THE SUBSTITUTE FORM W-9 HEREIN)

     -----------------------------------------------------------------------

     -----------------------------------------------------------------------
                        (SIGNATURE(S) OF STOCKHOLDER(S))

                          Dated:________________ , 2004

  (Must be signed by the registered holder(s) exactly as name(s) appear(s) on certificate(s) for the Shares or on a security position listing or by person(s) authorized to become registered holder(s) by certificate(s) and documents transmitted herewith. If signature is by attorney-in-fact, executor, administrator, trustee, guardian, agent, officer of a corporation or another person acting in a fiduciary or representative capacity, please provide the following information. See Instruction 5.)

  (Must be signed by the registered holder(s) exactly as name(s) appear(s) on certificate(s) for the Shares or on a security position listing or by person(s) authorized to become registered holder(s) by certificate(s) and documents transmitted herewith. If signature is by attorney-in-fact, executor, administrator, trustee, guardian, agent, officer of a corporation or another person acting in a fiduciary or representative capacity, please provide the following information. See Instruction 6.)


  Name(s)_______________________________________________________________________

  ------------------------------------------------------------------------------
                                 (PLEASE PRINT)


  Capacity (Full Title)_________________________________________________________

  Address_______________________________________________________________________

  ------------------------------------------------------------------------------
      CITY                               STATE                ZIP CODE

  Area Code and Telephone Number________________________________________________

  Employer Identification or
  Social Security Number________________________________________________________


                            GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 6)
  Authorized Signature(s)_______________________________________________________

  Name__________________________________________________________________________
                                 (PLEASE PRINT)

  Name of Firm__________________________________________________________________

  Address_______________________________________________________________________

  ------------------------------------------------------------------------------
      CITY                               STATE                ZIP CODE


  Dated: _____________________, 2004

--------------------------------------------------------------------------------

                                  INSTRUCTIONS
        FORMING PART OF THE TERMS AND CONDITIONS OF THE REPURCHASE OFFER

     1. GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required (i) if this Letter of Transmittal is signed by the registered holder of the Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered herewith, unless such holder has completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions" herein, or (ii) if such Shares are tendered for the account of a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. ("NASD"), a commercial bank, credit union, savings association or trust company having an office, branch or agency in the United States, or other entity which is a member in good standing of a stock transfer association's approved medallion program (each being hereinafter referred to as an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 6.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be used only (a) if certificates are to be forwarded herewith, (b) if uncertificated Shares held by the Funds transfer agent pursuant to the Fund's dividend reinvestment plan are to be tendered, or (c) if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in Section 5, "Procedure for Tendering Shares," of the Fund's Offer to Repurchase. Certificates for all physically tendered Shares, or confirmation of a book-entry transfer in the Depositary's account at the Book-Entry Transfer Facility of Shares tendered by book-entry transfer, together, in each case, with a properly completed and duly executed Letter of Transmittal or facsimile thereof with any required signature guarantees, any other documents required by this Letter of Transmittal should be mailed or delivered to the Depositary at the appropriate address set forth herein and must be received by the Depositary prior to 5:00 p.m., New York City time, on the Repurchase Request Deadline, October 15, 2004. Stockholders whose certificates are not immediately available or who cannot deliver Shares and all other required documents to the Depositary prior to 5:00 p.m., New York City time, on the Repurchase Request Deadline, or whose Shares cannot be delivered on a timely basis pursuant to the procedures for book-entry transfer prior to the Termination Date, may tender their Shares by or through any Eligible Institution by properly completing and duly executing and delivering a Notice of Guaranteed Delivery (or facsimile thereof), which must be received by the Depositary prior to the Repurchase Request Deadline, and by otherwise complying with the guaranteed delivery procedures set forth in Section 5, "Procedure for Tendering Shares," of the Fund's Offer to Repurchase. Pursuant to such procedures, the certificates for all physically tendered Shares, or confirmation of book-entry transfer, as the case may be, as well as a properly completed and duly executed Letter of Transmittal, all other documents required by this Letter of Transmittal must be received by the Depositary within three business days after receipt by the Depositary of such Notice of Guaranteed Delivery, all as provided in Section 5, "Procedure for Tendering Shares," of the Fund's Offer to Purchase.

     THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE CERTIFICATES FOR SHARES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER AND EXCEPT AS OTHERWISE PROVIDED IN THIS INSTRUCTION, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. THE STOCKHOLDER HAS THE RESPONSIBILITY TO CAUSE THE LETTER OF TRANSMITTAL, CERTIFICATES AND ANY OTHER DOCUMENTS TO BE TIMELY DELIVERED.

     No alternative, conditional or contingent tenders will be accepted, except as may be permitted in the Fund's Offer to Repurchase. All tendering Stockholders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance for payment of Shares.

     3. LOST CERTIFICATES. In the event that any Stockholder is unable to deliver to the Depositary the Fund Certificate(s) representing his, her or its Shares due to the loss or destruction of such Certificate(s), such fact should be included on the face of this Letter of Transmittal. In such case, the Stockholder should also contact the Depositary, at their number 800-331-1710, to report the lost securities. The Depositary will forward additional documentation which such stockholder must complete in order to effectively surrender such lost or destroyed Certificate(s) (including affidavits of loss and indemnity bonds in lieu thereof). There may be a fee in respect of lost or destroyed Certificates, but surrenders hereunder regarding such lost certificates will be processed only after such documentation has been submitted to and approved by the Depositary.

     4. INADEQUATE SPACE. If the space provided is inadequate, the certificate numbers and/or number of Shares should be listed on a separate, signed schedule attached hereto.

     5. PARTIAL TENDERS AND UNPURCHASED SHARES. (Not applicable to Stockholders who tender by book-entry transfer.) If fewer than all the Shares evidenced by any certificate submitted are to be tendered, fill in the number of Shares which are to be tendered in the column entitled "Number of Shares Tendered." In such case, a new certificate for the remainder of the Shares evidenced by the old certificate(s) will be issued and sent to the registered holder, unless otherwise specified in the "Special Payment Instructions" or "Special Delivery Instructions" boxes in this Letter of Transmittal, as soon as practicable after the Repurchase Request Deadline of the Offer to Repurchase. All Shares represented by certificates listed and delivered to the Depositary are deemed to have been tendered unless otherwise indicated.

     6. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS.

          (a) If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) on the face of the certificates.

          (b) If any of the tendered Shares are held of record by two or more joint holders, ALL such holders must sign this Letter of Transmittal.

          (c) If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many Letters of Transmittal as there are different registrations of certificates.

          (d) If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made, or the certificates for Shares not tendered or purchased are to be issued, to a person other than the registered holder(s), in which case the endorsements or signatures on the stock powers, as the case may be, must be signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates. Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution. See also Instruction 1.

          (e) If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, agents, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Fund of their authority to so act.

          (f) If this Letter of Transmittal is signed by a person(s) other than the registered holder(s) of the certificates listed and transmitted hereby, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered holder(s) appear on the certificates. Signatures on such certificates of stock powers must be guaranteed by an Eligible Institution. See also Instruction 1.

     7. STOCK TRANSFER TAXES. Except as set forth in this Instruction 7, no stock transfer tax stamps or funds to cover such stamps need accompany this Letter of Transmittal, and the Fund will pay all stock transfer taxes, if any, with respect to the transfer and sale of Shares to it pursuant to the Offer. If, however, payment of the repurchase price is to be made to, or (in the circumstances permitted by the Fund's Offer to Repurchase) if Shares not tendered or not purchased are to be registered in the name of any person other than the registered holder, or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder or such other person) payable on account of the transfer to such person will be deducted from the Purchase Price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.

     8. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If certificates for Shares not tendered or not purchased are to be issued in the name of a person other than the person signing this Letter of Transmittal or if such certificates are to be sent to someone other than the person signing this Letter of Transmittal or to the person signing this Letter of Transmittal at an address other than that shown above, the boxes captioned "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed. Signatures must be guaranteed by an Eligible Institution. See also Instruction 1.

     9. IRREGULARITIES. All questions as to the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Shares will be determined by the Fund, in its sole discretion, which determination shall be final and binding. The Fund reserves the absolute right to reject any or all tenders of any particular Shares (i) determined by it not to be in proper form or (ii) the acceptance of or payment for which may, in the opinion of the Fund's counsel, be unlawful. The Fund also reserves the absolute right to waive any of the conditions of the Repurchase Offer, in whole or in part, or any defect or irregularity in tender of any particular Shares or Stockholder, and the Fund's interpretations of the terms and conditions of the Repurchase Offer (including these instructions) shall be final and binding. No tender of Shares will be deemed to be properly made until all defects and irregularities have been cured or waived. Neither the Fund, the Depositary, the Information Agent nor any other person shall be obligated to give notice of defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice. Unless waived, any defects or irregularities must be cured within such time as the Fund shall determine.

     10. REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Requests for assistance should be directed to, and additional copies of the Fund's Offer to Repurchase, the Notice of Guaranteed Delivery and this Letter of Transmittal may be obtained from, the Information Agent at the address set forth at the end of this Letter of Transmittal or from your broker, dealer, commercial bank, trust company, or other nominee. The Information Agent will also provide Stockholders, upon request, with a Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding (W-8BEN) or a Certificate of Foreign Person's Claim for Exemption From Withholding on Income Effectively Connected With the Conduct of a Trade or Business in the United States (W-8ECI).

     11. BACKUP WITHHOLDING. Each Stockholder that desires to participate in the Offer to Repurchase must, unless an exemption applies, provide the Depositary with the Stockholder's taxpayer identification number on the Substitute Form W-9 set forth in this Letter of Transmittal, with the required certifications being made under penalties of perjury. If the Stockholder is an individual, the taxpayer identification number is his or her social security number. If the Depositary is not provided with the correct taxpayer identification number, the Stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service in addition to being subject to backup withholding.

     Stockholders are required to give the Depositary the taxpayer identification number of the record owner of the Shares by completing the Substitute Form W-9 included with this Letter of Transmittal. If the Shares are registered in more than one name or are not in the name of the actual owner, consult the "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9," which immediately follow the Substitute Form W-9.

     If backup withholding applies, the Depositary is required to withhold 28% of any payment made to the Stockholder with respect to Shares purchased pursuant to the Repurchase Offer. Backup withholding is not an additional tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding may result in an overpayment of taxes for which a refund may be obtained by the Stockholder from the Internal Revenue Service.

     Certain Stockholders (including, among others, most corporations and certain foreign persons) are exempt from backup withholding requirements. To qualify as an exempt recipient on the basis of foreign status, a Stockholder must generally submit a properly completed Form W-8BEN or Form W-8ECI, signed under penalties of perjury, attesting to that person's exempt status. A Stockholder would use a Form W-8BEN to certify that it (1) is neither a citizen nor a resident of the United States, (2) has not been and reasonably does not expect to be present in the United States for a period aggregating 183 days or more during the calendar year, and (3) reasonably expects not to be engaged in a trade or business within the United States to which the gain on the sale of the Shares would be effectively connected; and would use a Form W-8ECI to certify that (1) it is neither a citizen nor resident of the U.S., and (2) the proceeds of the sale of the Shares are effectively connected with a U.S. trade or business. A foreign Stockholder (a "Non-U.S. Stockholder") may also use a Form W-8BEN to certify that it is eligible for benefits under a tax treaty between the United States and such foreign person's country of residence.

     A STOCKHOLDER SHOULD CONSULT HIS OR HER TAX ADVISOR AS TO HIS OR HER QUALIFICATION FOR EXEMPTION FROM THE BACKUP WITHHOLDING REQUIREMENTS AND THE PROCEDURE FOR OBTAINING AN EXEMPTION.

     12. WITHHOLDING FOR NON-U.S. STOCKHOLDERS. Even if a Non-U.S. Stockholder has provided the required certification to avoid backup withholding, the Depositary will withhold U.S. federal income taxes equal to 30% of the gross payments payable to a Non-U.S. Stockholder or his or her agent unless the Depositary determines that a reduced rate of withholding is available pursuant to a tax treaty or that an exemption from withholding is applicable because such gross proceeds are effectively connected with the conduct of a trade or business within the U.S. In order to obtain a reduced rate of withholding pursuant to a tax treaty, a Non-U.S. Stockholder must deliver to the Depositary before the payment a properly completed and executed IRS Form W-8BEN. In order to obtain an exemption from withholding on the grounds that the gross proceeds paid pursuant to the Repurchase Offer are effectively connected with the conduct of a trade or business within the U.S., a Non-U.S. Stockholder must deliver to the Depositary before the payment a properly completed and executed IRS Form W-8ECI. The
Depositary will determine a shareowner's status as a Non-U.S. Stockholder and eligibility for a reduced rate of, or exemption from, withholding by reference to any outstanding certificates or statements concerning eligibility for a reduced rate of, or exemption from, withholding (e.g., IRS Forms W-8BEN or W-8ECI) unless facts and circumstances indicate that such reliance is not warranted. A Non-U.S. Stockholder may be eligible to obtain a refund of all or a portion of any tax withheld if such shareowner satisfies certain requirements or is otherwise able to establish that no tax or a reduced amount of tax is due. Backup withholding generally will not apply to amounts subject to the 30% or a treaty-reduced rate of withholding. Non-U.S. Stockholders are urged to consult their own tax advisors regarding the application of federal income tax withholding, including eligibility for a withholding tax reduction or exemption, and the refund procedure.

     13. ODD LOTS. As described in Section 1 of the Offer to Repurchase, the Fund will purchase Shares validly tendered and not properly withdrawn prior to the Repurchase Request Deadline, October 15, 2004, by any Stockholder who owns beneficially or of record an aggregate of not more than 99 Shares (an "Odd Lot Holder"). This preference will not be available unless the item captioned "Odd Lots" is completed.

-------------------------------------------------------------------------------------------------------------------------
                      PAYER'S NAME: PFPC INC.
-------------------------------------------------------------------------------------------------------------------------
  SUBSTITUTE                      PART 1 -- PLEASE PROVIDE YOUR
                                  NAME AND TIN IN THE BOX AT RIGHT
  FORM W-9                        AND CERTIFY BY SIGNING AND                    ---------------------------------------
                                  DATING BELOW.                                                   Name
  DEPARTMENT OF THE TREASURY
  INTERNAL REVENUE SERVICE        ------------------------------------------
                                  PART 2 -- CERTIFICATION. Under
  PAYER'S REQUEST FOR             penalty of perjury, I certify that:
  TAXPAYER IDENTIFICATION         (1) The number shown on this form             ---------------------------------------
  NUMBER (TIN)                        is my correct Taxpayer                            Social Security Number
                                      Identification Number (or I am
                                      waiting for a number to be
                                      issued to me), and                                           OR
                                  (2) I am not subject to backup
                                      withholding because (a) I am
                                      exempt from backup withholding,           ---------------------------------------
                                      or (b) I have not been notified                Employer Identification Number
                                      by the Internal Revenue Service
                                      (the "IRS") that I am subject to
                                      backup withholding as a result          -------------------------------------------
                                      of a failure to report all                  PART 3 --
                                      interest or dividends, or (c)
                                      the IRS has notified me that I                        |_| Awaiting TIN
                                      am no longer subject to backup
                                      withholding, and (3) I am a U.S.
                                      person (including a U.S. resident
                                      alien).
                                  ---------------------------------------------------------------------------------------
                                  CERTIFICATE INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2).
                                  ---------------------------------------------------------------------------------------
                                  The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

                                  SIGNATURE_____________________________________________________________________

  SIGN HERE                       DATE__________________________________________________________________________
-------------------------------------------------------------------------------------------------------------------------

       NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER TO
     REPURCHASE. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                  THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

--------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

  I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or
  (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me will be withheld.


 Signature __________________________________ Date ____________________ , 20____

--------------------------------------------------------------------------------

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

     Guidelines for Determining the Proper  Identification  Number for the Payee
(You) to Give the Payer.--Social security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employee identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All "Section" references are to the Internal Revenue Code of 1986, as amended. "IRS" is the Internal Revenue Service.
--------------------------------------------------------------------------------
For this type of account:               Give the social security number of--
--------------------------------------------------------------------------------
 1. Individual                          The Individual
 2. Two or more individuals             The actual owner of the account
    (joint account)                     or, if combined funds, the first
                                        individual on the account 1
 3. Custodian account of a minor        The minor 2
    (Uniform Gift to Minors Act)
 4. a. The usual revocable savings      The grantor-trustee 1
       trust account (grantor is
       also trustee)
    b. So-called trust account that     The actual owner 1
       is not a legal or valid
       trust under state law
 5. Sole proprietorship                 The owner 3

--------------------------------------------------------------------------------
For this type of account:               Give the employer identification
                                        number of--
--------------------------------------------------------------------------------
 6. Sole proprietorship                 The owner 3
 7. A valid trust, estate, or pension   The legal entity 4
    trust
 8. Corporate                           The corporation
 9. Association, club, religious,       The organization
    charitable, educational, or
    other tax-exempt organization
10. Partnership                         The partnership
11. A broker or registered nominee      The broker or nominee
12. Account with the Department         The public entity
    of Agriculture in the name of a
    public entity (such as a state
    or local government, school
    district, or prison) that receives
    agricultural program payments
--------------------------------------------------------------------------------
1. List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's number must be furnished.

2.  Circle the minor's name and furnish the minor's social security number.

3. You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your social security number of your employer identification number (if you have one).

4. List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: IF NO NAME IS CIRCLED WHEN THERE IS MORE THAN ONE NAME, THE NUMBER WILL BE CONSIDERED TO BE THAT OF THE FIRST NAME LISTED.
--------------------------------------------------------------------------------
OBTAINING A NUMBER

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Card, at the local Social Administration office, or Form SS-4, Application for Employer Identification Number, by calling 1 (800) TAX-FORM, and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

PAYEES SPECIFICALLY EXEMPTED FROM WITHHOLDING INCLUDE:

o An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).
o   The  United  States  or  a  state  thereof,  the  District  of  Columbia,  a possession of the United States, or a political subdivision or instrumentality of any one or more of the foregoing.
o   An international organization or any agency or instrumentality thereof.
o A foreign government and any political subdivision, agency or instrumentality thereof.


PAYEES THAT MAY BE EXEMPT FROM BACKUP WITHHOLDING INCLUDE:

o   A corporation.
o   A financial institution.
o A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.
o   A real estate investment trust.
o   A common trust fund operated by a bank under Section 584(a).
o An entity registered at all times during the tax year under the Investment Company Act of 1940.
o   A middleman known in the investment community as a nominee or custodian.
o A futures commission merchant registered with the Commodity Futures Trading Commission.
o   A foreign central bank of issue.
o   A trust exempt from tax under Section 664 or described in Section 4947.

PAYMENTS OF DIVIDENDS AND PATRONAGE DIVIDENDS GENERALLY EXEMPT FROM BACKUP WITHHOLDING INCLUDE:

o   Payments to nonresident aliens subject to withholding under Section 1441.
o Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.
o   Payments of patronage dividends not paid in money.
o   Payments made by certain foreign organizations.
o   Section 404(k) payments made by an ESOP

PAYMENTS OF INTEREST GENERALLY EXEMPT FROM BACKUP WITHHOLDING INCLUDE:

o Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and you have not provided your correct taxpayer identification number to the payer.
o Payments of tax-exempt interest (including exempt-interest dividends under Section 852).
o   Payments described in Section 6049(b)(5) to nonresident aliens.
o   Payments on tax-free covenant bonds under Section 1451.
o   Payments made by certain foreign organizations.
o   Mortgage interest paid to you.

Certain payments, other than payments of interest, dividends, and patronage dividends, that are exempt from information reporting are also exempt from backup withholding. For details, see the regulations under sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N.

Exempt payees described above must file Form W-9 or a substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" IN PART II OF THE FORM, SIGN AND DATE THE FORM, AND RETURN IT TO THE PAYER.

Privacy Act Notice -- Section 6109 requires you to provide your correct taxpayer identification number to payers, who must report the payments to the IRS. The IRS uses the number for identification purposes and may also provide this information to various government agencies for tax enforcement or litigation purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to payer. Certain penalties may also apply.

PENALTIES

(1) FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. -- If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. -- If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. -- Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

                   FOR ADDITIONAL INFORMATION CONTACT YOUR TAX
                   CONSULTANT OR THE INTERNAL REVENUE SERVICE

      IMPORTANT: This Letter of Transmittal or a manually signed facsimile thereof (together with certificates for Shares and all other required documents) or the Notice of Guaranteed Delivery must be received by the Depositary prior to 5:00 p.m., New York City time, on October 15, 2004, at the appropriate address set forth below:


                   The Depositary for the Repurchase Offer is:


                                    PFPC INC.


                              DEPOSITARY ADDRESSES:

         BY FIRST CLASS MAIL:            BY REGISTERED, CERTIFIED OR EXPRESS                 BY HAND:
                                             MAIL OR OVERNIGHT COURIER:

               PFPC Inc.                              PFPC Inc.                   Securities Transfer & Reporting
   c/o EquiServe Trust Company, N.A.      c/o EquiServe Trust Company, N.A.               Services, Inc.
        Attn: Corporate Actions                  161 Bay State Drive             c/o EquiServe Trust Company, N.A.
            P.O. Box 859208                      Braintree, MA 02184                  Attn: Corporate Actions
       Braintree, MA 02185-9208                                                    17 Battery Place, 11th Floor
                                                                                        New York, NY 10004

      Any questions or requests for assistance or additional copies of this Letter of Transmittal, the Fund's Offer to Repurchase, the Notice of Guaranteed Delivery and other accompanying materials may be directed to the Information Agent at its telephone number and location listed below. Stockholders may also contact their broker, commercial bank or trust company or other nominee for assistance concerning the Repurchase Offer.

               THE INFORMATION AGENT FOR THE REPURCHASE OFFER IS:

                    GEORGESON SHAREHOLDER COMMUNICATIONS INC.
                                 17 State Street
                            New York, New York 10004

                             Toll Free: 877-847-1383

                                       or

                      Banks and Brokers, Call: 212-440-9800



                                       12